AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
                  CREDIT AGREEMENT AND CONSENT

     THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT (this "Agreement") is made and entered into as of the 12th day of May, 2000 among each of CONSOLTEX INC., a corporation under the laws of New Brunswick having its principal place of business in Ville Saint-Laurent, Qu<e'>bec, Canada ("Consoltex"), CONSOLTEX (USA) INC., a New York corporation ("Consoltex USA"), THE BALSON-HERCULES GROUP LTD., a Rhode Island corporation ("Balson-Hercules"), LINQ INDUSTRIAL FABRICS, INC., a Delaware corporation ("LINQ", and together with Consoltex, Consoltex USA and Balson-Hercules, the "Term B Guarantors"), and CONSOLTEX MEXICO, S.A. DE C.V., a Mexican corporation ("Consoltex Mexico") (Consoltex, Consoltex USA, Balson-Hercules, LINQ and Consoltex Mexico are collectively referred to herein as the "Borrowers" );

RAFYTEK, S.A. DE C.V., a Mexican corporation ("Rafytek"), RAFYTICA, S.A., a Costa Rican corporation ("Rafytica"), VERA PAK, S.A. DE C.V., a Mexican corporation ("Vera Pak"), MARINO TECHNOLOGIES INCORPORATED, a Delaware corporation ("Marino"), ROYALTON MEXICANA S.A. DE C.V., a Mexican
corporation ("Royalton"), VEST COMPANY VESTCO S.A. DE C.V., a Mexican corporation ("Vestco") and MARINO TECHNOLOGIES DE MEXICO, S.A. DE C.V., a Mexican corporation ("Marino Mexico") (the Borrowers, Rafytek, Rafytica, Vera Pak, Marino, Royalton, Vestco and Marino Mexico are collectively referred to herein as the "Guarantors" and individually referred to as a "Guarantor");

NATIONAL BANK OF CANADA, a bank governed by the Bank Act (Canada), having its head office in Montr<e'>al, Qu<e'>bec, Canada, in its capacity as a Lender ("NBC"), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, having its principal office in Charlotte, North Carolina, U.S.A., successor in interest to NationsBank, National Association, in its capacity as a Lender ("Bank of America"), and EACH OTHER FINANCIAL INSTITUTION EXECUTING AND DELIVERING A SIGNATURE PAGE HERETO and each other financial institution which may hereafter execute and deliver an instrument of assignment with respect to the Credit Agreement, as defined below, pursuant to SECTION 3.8 OR 14.1 thereof (hereinafter NBC, Bank of America and such other financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"), NATIONAL BANK OF CANADA, in its capacity as agent for the Canadian Facilities Lenders (as defined in the Credit Agreement) (in such capacity, or any successor agent appointed to serve in such capacity in accordance with the terms of SECTION 13.9 of the Credit Agreement, the "Canadian Agent"), and BANK OF AMERICA, N.A., successor in interest to NationsBank, National Association, in its capacity as agent for the U.S. Facilities Lenders (as defined in the Credit Agreement) (in such capacity, or any successor agent appointed to serve in such capacity in accordance with the terms of SECTION 13.9 of the Credit Agreement, the "US Agent" and together with the Canadian Agent, the "Agents"), and BANK OF AMERICA, N.A., successor in interest to NationsBank, National Association, a national banking association organized and existing under the laws of the United States, having its principal office in Charlotte, North Carolina, as Collateral Agent (in such capacity, the "US Collateral Agent").
                           W I T N E S S E T H:

     WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents have entered into that certain Amended and Restated Credit Agreement dated as of October 25, 1999, as amended by Amendment No. 1 to Amended and Restated Credit Agreement and other Loan Documents dated as of January 3, 2000 by and among the Borrowers, the Guarantors, the Lenders and the Agents ("Amendment No. 1") (as so amended by Amendment No. 1 and from time to time hereafter amended, supplemented, modified or amended and restated, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain Advances to the Borrowers; and

     WHEREAS, the Borrowers, Rafytek, Rafytica, and the Agents have entered into a Guaranty Agreement dated as of March 19, 1996 (the "Initial Guaranty"), Vera Pak, the Agents and Desjardins Trust Inc. have entered into a Guaranty Agreement dated as of May 31, 1996 (the "Vera Pak Guaranty") and Marino, Royalton, Vestco, Marino Mexico, the Agents and Desjardins Trust Inc. have entered into a Guaranty Agreement dated as of October 22, 1999 (the "1999 Guaranty" and together with the Initial Guaranty and the Vera Pak Guaranty, and as any of them from time to time hereafter may be amended, supplemented, modified or amended and restated, the "Guaranty Agreements"), pursuant to which Guaranty Agreements the Guarantors have guaranteed payment of the Borrowers' Liabilities (as defined in each respective Guaranty Agreement); and

     WHEREAS, the Borrowers (except for Consoltex Mexico), and the US Collateral Agent have entered into a Security Agreement dated as of March 19, 1996, as amended by Amendment No. 1 (as amended, the "1996 Security Agreement") and Marino and the US Collateral Agent have entered into a Security Agreement dated as of October 22, 1999, as amended by Amendment No. 1 (as amended, the "1999 Security Agreement", and together with the 1996 Security Agreement, and as any of them from time to time hereafter may be amended, supplemented, modified or amended and restated, the "Security Agreements"); and

     WHEREAS, the Borrowers (except for Consoltex Mexico) and the US Collateral Agent have entered into an Assignment of Patents, Trademarks, Service Marks and Copyrights dated as of March 19, 1996, as amended by Amendment No. 1 (as so amended by Amendment No. 1 and from time to time hereafter amended, supplemented, modified or amended and restated, the "IP Assignment"); and

     WHEREAS, Consoltex, Consoltex USA and Consoltex Mexico and the US Collateral Agent have entered into a Stock Pledge Agreement dated as of March 19, 1996 (the "Initial Pledge Agreement") and Consoltex, Consoltex USA and Consoltex Mexico and the US Collateral Agent have entered into a Stock Pledge Agreement (Mexican Subsidiaries) dated as of March 19, 1996 (the "Mexican Subsidiaries Pledge Agreement" and together with the Initial Pledge Agreement, and as either of them from time to time hereafter may be amended, supplemented, modified or amended and restated, the "Pledge Agreements"); and


1
Doc. No. 343228

     WHEREAS, the Borrowers have informed the Agents and the Lenders that for financial reporting purposes, effective as of January 1, 2000, the Borrowers have adopted the generally accepted accounting principles as from time to time applicable in the United States of America ("U.S. GAAP") and report all financial data in their consolidated financial statements in United States Dollars; and

     WHEREAS, previously the Borrowers prepared their consolidated financial statements utilizing the accounting principles generally accepted in Canada as recommended in the Canadian Institute of Chartered Accountants Handbook ("Canadian GAAP") and reported all financial data in their consolidated financial statements in Canadian Dollars, and the Credit Agreement calculated all financial covenants in SECTIONS 11.1 and 11.3 in the Credit Agreement in Canadian Dollars applying Canadian GAAP; and

     WHEREAS, the Borrowers have requested that SECTIONS 11.1 and 11.3 of the Credit Agreement and the definitions attendant thereto be amended as necessary to provide for calculation of the financial covenants to be made in United States Dollars applying U.S. GAAP, and for the covenant levels to be modified to give effect to such change in reporting currency and application of U.S. GAAP, in order to be consistent with the Borrowers' preparation and reporting of its consolidated financial statements; and

     WHEREAS, the Borrowers have informed the Agents and the Lenders that AIP/CGI NB Acquisition Corp. ("AIP/CGI") intends to acquire from Les Gantiers Holding B.V., by purchase, amalgamation, merger, consolidation or otherwise, all the multiple voting shares issued and outstanding by Consoltex (the "AIP Change of Control"), which will thereby result in a Change of Control as prohibited by SECTION 11.13(A) of the Credit Agreement; and

     WHEREAS, the Borrowers have also informed the Agents and the Lenders that the following will sequentially occur after the AIP Change of Control (collectively, the "Reorganization");

          (i) Consoltex is to be amalgamated with and into AIP/CGI, at such time the holder of all multiple voting shares and subordinate voting shares issued by Consoltex; then

          (ii) AIP/CGI will contribute all the equity interest in Consoltex USA, its wholly owned subsidiary, to its parent corporation, AIP/CGI Acquisition Corp. ("AIPCO"), such that Consoltex USA will become a wholly owned subsidiary of AIPCO and an affiliate of AIP/CGI, which is also a wholly owned subsidiary of AIPCO; and

     WHEREAS, the Required Lenders and the Agents are willing to consent to the AIP Change of Control and to the Reorganization on the terms set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

     1.   DEFINITIONS.    Any   capitalized   terms   used  herein  without
definition shall have the meaning set forth in the Credit Agreement.

     2. AMENDMENTS TO AND RESTATEMENTS OF TERMS OF THE CREDIT AGREEMENT. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

          (a) The definition of "GAAP" or "Generally Accepted Accounting Principles" in SECTION 1.1 of the Credit Agreement is amended and restated in its entirety as set forth below:

     "GAAP" or "Generally Accepted Accounting Principles" means, effective January 1, 2000, generally accepted accounting principles at such time applicable in the United States of America, being those principles of accounting set forth in pronouncements of the Accounting Principles Board, the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, or which have other substantial authoritative support.

          (b) The definition of "Consolidated EBITDA" in SECTION 1.1 of the Credit Agreement is hereby amended by deleting the phrase "and (vi) and inserting in lieu thereof the following:"

      "(vi) all management or other fees paid by Consoltex to AIP/CGI NB Acquisition Corp., AIP/CGI Acquisition Corp., or AIP Industrial Partners Capital Fund II L.P. during the six month fiscal period beginning January 1, 2000 and ending June 30, 2000, in an aggregate amount not to exceed US$675,000, and (vii)"

          (c) The second sentence of SECTION 1.2(A) of the Credit Agreement is amended and restated in its entirety as follows: "In reference to the application of GAAP, the accounting principles observed in the period referred to shall be comparable in all material respects to those applied in the preparation of the audited financial statements of Consoltex for the fiscal year ending December 31, 1999 delivered to the Lenders and satisfactory thereto in form and substance."

          (d) Section 11.1 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

     11.1 FINANCIAL COVENANTS.

     (a) CONSOLIDATED NET WORTH. Permit Consolidated Net Worth to be less than US $74,000,000 as of March 31, 2000 and June 30, 2000.

     (b) CONSOLIDATED FIXED CHARGE RATIO. Permit as of the last day of the respective periods set forth below the Consolidated Fixed Charge Ratio to be less than that ratio set forth opposite each such period:


Signature Page 2 of 6
Doc. No. 343228

                                                Consolidated
                                                Fixed Charge
                                              Ratio Must Not Be
          PERIOD                                  LESS THAN

          Each Four-Quarter Period ending on
          March 31, 2000 and June 30, 2000       1.35 to 1.00


1. CONSOLIDATED TOTAL DEBT TO CONSOLIDATED EBITDA. Permit at any time during the respective periods set forth below the ratio of Consolidated Total Debt (at such time) to Consolidated EBITDA (as of the most recently ended Four-Quarter Period at or prior to such time) to be greater than that ratio set forth opposite each such period:

                                                  Consolidated Total
                                                  Debt/Consolidated
                                                         EBITDA
          PERIOD    RATIO MUST NOT EXCEED

               The Four-Quarter Period ending
               on March 31, 2000 5.37 to 1.0

               The Four-Quarter Period ending
               on June 30, 2000 5.14 to 1.0


     (d) ADJUSTED CONSOLIDATED TOTAL DEBT TO CONSOLIDATED EBITDA. Permit at any time during the respective periods set forth below the ratio of Adjusted Consolidated Total Debt (at such time) to Consolidated EBITDA (as of the most recently ended Four-Quarter Period at or prior to such time) to be greater than that ratio set forth opposite each such period:

                                               Adjusted Consolidated
                                                        Total Debt/
                                               Consolidated EBITDA
           PERIOD   RATIO MUST NOT EXCEED

          The Four-Quarter Period ending
          on March 31, 2000                       5.98 to 1.0

          The Four-Quarter Period ending
          on June 30, 2000                        5.72 to 1.0

     (e) ADJUSTED CONSOLIDATED TOTAL DEBT TO CONSOLIDATED TOTAL CAPITALIZATION. Permit at any date set forth below the ratio of Adjusted Consolidated Total Debt (at such date) to Consolidated Total Capitalization (at such date) to be greater than that ratio set forth opposite each such period:

                                                         Adjusted
                                                   Consolidated Total
                                                    Debt/Consolidated
                                                 Total Capitalization
          PERIOD                                RATIO MUST NOT EXCEED

          The last day of the Four-Quarter Period
          ending on March 31, 2000                .765 to 1.00

          The last day of the Four-Quarter Period
          ending on June 30, 2000                 .765 to 1.00


     (f)  All determinations made of the financial covenants in subsections
(a) through (e) above shall be done giving effect to the Marino Transaction as of June 30, 1999 and the Atlas Acquisition as of September 30, 1999.

     3. CONSENT TO AIP CHANGE OF CONTROL. The Required Lenders and the Agents hereby consent to the AIP Change of Control and waive any Event of Default that would occur under SECTION 11.13(A) of the Credit Agreement as a result thereof, subject to review of all documentation evidencing or governing the AIP Change of Control by the Agents and their counsel and satisfaction thereby with the terms thereof and the consistency of such terms with information regarding the AIP Change of Control as previously disclosed by the Borrowers to the Lenders prior to the date of this Agreement. This waiver is granted only for the AIP Change of Control and is not intended to, and does not, create a course of dealing or otherwise impair the future ability of the Agents or the Lenders to declare a Default or Event of Default for any other Change of Control or for any other reason or otherwise enforce the terms of the Credit Agreement and the other Loan Documents.

     4. CONDITIONAL CONSENT TO THE REORGANIZATION. The Required Lenders and the Agent hereby consent to the Reorganization, subject to:

          (a) review of all documentation evidencing or governing the Reorganization by the Agents and their counsel and satisfaction thereby with the terms thereof and the consistency of such terms with information regarding the Reorganization as previously disclosed by the Borrowers to the Lenders prior to the date of this Agreement,

          (b) satisfaction of the conditions precedent to such consent being effective that: (i) AIPCO and AIP/CGI, as successor to Consoltex by amalgamation, become Borrowers under the Credit Agreement; (ii) AIPCO and AIP/CGI execute and deliver to the Agents and the Lenders concurrently with or prior to the effectiveness of the Reorganization all new and replacement Notes, and amendments to the various Loan Documents, including without limitation the Guaranty Agreement, the Security Agreements, the IP Assignment and the Pledge Agreements, together with such other Borrowers and Guarantors' party thereto, as necessary or desirable by the Agents or the Required Lenders to reflect accurately the Reorganization, the Lenders' continued security interest of equal priority in the Collateral and the addition of AIPCO and AIP/CGI as Borrowers under the Facilities, and (iii) AIPCO and AIP/CGI, together with such other Borrowers and Guarantors', as necessary, execute and deliver all other documents in connection thereto as reasonably requested by the Agents.

     5 CONSENT OF GUARANTORS. Each of the Guarantors has joined in the execution of this Amendment solely for the purposes of consenting hereto and for the further purpose of confirming its guaranty of the Obligations of the Borrowers pursuant to the Guaranty Agreement to which such Guarantor is party, and each such Guarantor, together with each Borrower in its capacity as a Guarantor under the Initial Guaranty, does hereby so consent hereto and confirm such guaranty.

     6    REPRESENTATIONS  AND  WARRANTIES.   In order to induce the Agents
and the Lenders to enter into this Agreement, the Borrowers and the Guarantors represent and warrant to the Agents and the Lenders as follows:

          (a) The representations and warranties made by each Borrower or Guarantor in ARTICLE IX of the Credit Agreement and in each of the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

          (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrowers and their Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Borrowers received by each Agent and the Lenders under SECTION 10.1 of the Credit Agreement, including without limitation, giving effect to the AIP Change of Control; and

          (c) No Default or Event of Default has occurred and is continuing and no Acceleration Event has occurred.

     7 ENTIRE AGREEMENT. This Agreement, together with all the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to SECTION 14.6 of the Credit Agreement.

     8 FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms. Each Guarantor hereby acknowledges and agrees to the amendments of the Credit Agreement set forth herein and hereby confirms and ratifies in all respects the Guaranty Agreement to which such Guarantor is a party and enforceability of such Guaranty Agreement against such Guarantor in accordance with its terms.

     9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     10. GOVERNING LAW. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

     11. ENFORCEABILITY. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     12. REFERENCES. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement, as amended hereby. All references in any of the Loan Documents to "Consoltex Group" shall be amended hereby to refer to "Consoltex."

     13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of each of the Borrowers, the Guarantors, the Lenders, the Agents, the U.S. Collateral Agent and their respective successors, assigns and legal representatives; PROVIDED, however, that the Borrowers and the Guarantors, without the prior consent of the Agents, may not assign any rights, powers, duties or obligations hereunder.

     14.  EXPENSES.   Borrowers agree to pay to the Agents and the  Lenders
all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Agreement.

     15.  CONDITIONS  PRECEDENT.   The effectiveness of this  Agreement  is
subject to the receipt by the Agents of the following, in form and substance satisfactory to them:

          (i) executed originals of this Agreement;

          (ii) payment by the Borrowers in immediately available funds of an amendment fee to each Lender consenting to this Agreement equal in amount to 1/8% of such Lender's Commitment under each Facility; and

          (iii) copies of all additional agreements, instruments and documents which the Lenders may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.


     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                         BORROWERS:

                        CONSOLTEX INC., as Borrower
                         and Guarantor

                         By:
                         Name:
                         Title:

                         By:
                         Name:
                         Title:


                        CONSOLTEX (USA) INC., as
                         Borrower and Guarantor

                         By:
                         Name:
                         Title:

                         By:
                         Name:
                         Title:


                         THE BALSON-HERCULES GROUP LTD., as
                         Borrower and Guarantor

                         By:
                         Name:
                         Title:

                         By:
                         Name:
                         Title:


                         LINQ INDUSTRIAL FABRICS, INC.,
                         as Borrower and Guarantor

                         By:
                         Name:
                         Title:

                         By:
                         Name:
                         Title:


                         CONSOLTEX MEXICO, S.A. de
                         C.V., as Borrower and Guarantor

                         By:
                         Name:
                         Title:

                         By:
                         Name:
                         Title:

                         AGENTS:

                         NATIONAL BANK OF CANADA,
                         as Canadian Agent

                         By:
                         Name:
                         Title:


                         BANK OF AMERICA, N.A.,
                         as US Agent and U.S. Collateral Agent

                         By:
                         Name:
                         Title:

                         LENDERS:

                         NATIONAL BANK OF CANADA

                         By:
                         Name:
                         Title:


                         BANK OF AMERICA, N.A.

                         By:
                         Name:
                         Title:

                         NATIONAL BANK OF CANADA, U.S. DIVISION

                         By:
                         Name:
                         Title:

                         THE BANK OF NOVA SCOTIA

                         By:
                         Name:
                         Title:

                         By:
                         Name:
                         Title:


                         THE BANK OF NOVA SCOTIA

                         By:
                         Name:
                         Title:

                         By:
                         Name:
                         Title:


                         FLEET BUSINESS CREDIT CORPORATION
                         (successor to Sanwa Business
                         Credit Corp. and BankBoston, N.A.)

                         By:
                         Name:
                         Title:

                         GUARANTORS:


                         RAFYTEK, S.A. de C.V., as Guarantor

                         By:
                         Name:
                         Title:


                         RAFYTICA, S.A., as Guarantor

                         By:
                         Name:
                         Title:


                         VERA PAK, S.A. de C.V., as Guarantor

                         By:
                         Name:
                         Title:


                         MARINO TECHNOLOGIES INC.,  as Guarantor

                         By:
                         Name:
                         Title:


                         ROYALTON MEXICANA, S.A. DE C.V.,  as Guarantor

                         By:
                         Name:
                         Title:


                         VEST COMPANY VESTCO, S.A. DE
                         C.V., as Guarantor

                         By:
                         Name:
                         Title:


                         MARINO TECHNOLOGIES DE MEXICO,
                         S.A. DE C.V.,  as Guarantor


                         By:
                         Name:
                         Title: